Accrued Expenses and Other Current Liabilities - Summary of Accrued Expenses and Other Current Liabilities (FY) (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Accrued Expenses And Other Current Liabilities [Abstract]
Employee compensation	$ 307	$ 1,730	$ 3,311
Research and development expenses	1,651	1,935	3,964
Professional fees	1,998	2,409	1,221
Other	140	23	85
Total	$ 4,096	$ 6,097	$ 8,581